EXHIBIT 2.1
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                            AGREEMENT FOR SALE

                       AND PURCHASE OF REAL PROPERTY

                                  between

                         CENTER RETAIL PARTNERS,

                          CENTER OFFICE PARTNERS,

                   CENTER HOTEL LIMITED PARTNERSHIP and

                         ARVIDA/JMB PARTNERS, L.P.



                                    and



                           ARVIDA PARKWAY CENTER

                            Boca Raton, Florida

                          ________________, 1997








































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                            AGREEMENT FOR SALE
                       AND PURCHASE OF REAL PROPERTY


            THIS AGREEMENT is made as of the ____ day of _______, 1997, by and among CENTER RETAIL PARTNERS, a Florida general partnership ("Retail"), CENTER OFFICE PARTNERS, a Florida general partnership ("Office"), CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership ("Hotel"), and ARVIDA/JMB PARTNERS, L.P., a Delaware limited partnership ("Arvida", and collectively with Retail, Office and Hotel, the "Seller"), and ________________________________, a ____________________ (the "Buyer").

            For and in consideration of the sum of Ten Dollars ($10.00), the mutual covenants and agreements herein set forth and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, for the price and on the terms and conditions herein set forth, all of Seller's right, title and interest in and to the Property.

            Section 1.  DEFINITIONS AND REFERENCES.

            The following terms, as used in this Agreement, have the following meanings and references unless the context is inconsistent therewith:

                  (a)   "Accrued Hotel Employee Benefits" is defined in
Section 4.8 hereof.

                  (b) "Additional Deposit" means Five Hundred Thousand and 00/100 Dollars ($500,000.00).

                  (c) "Adjustment Date" means midnight (12:00 p.m.) of the night prior to Closing Date.

                  (d) "Agreement Date" means the first date upon which this Agreement has been executed by both Seller and Buyer.

                  (e) "Approved Lease(s)" means collectively (i) the Leases, (ii) all Proposed Leases made by Seller during the Inspection Period as provided in Section 6.2(a), and (iii) all Proposed Leases made by Seller after the Inspection Termination Date with Buyer's approval as provided in Section 6.2(b) which become Approved Leases in accordance with the terms of said Sections 6.2(a) and (b) hereof.

                  (f)   "Broker" is defined in Section 10 hereof.





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                  (g)   "CAM Charges" is defined in Section 9.5(a)(iv)
hereof.
                  (h)   "Claims" is defined in Section 12.3 hereof.

                  (i) "Closing" means the consummation of the sale and conveyance of the Property by or on behalf of Seller to Buyer and payment of the Purchase Price by Buyer to Seller, pursuant to Section 9 hereof.

                  (j) "Closing Commitment" is defined in Section 3.2 hereof.

                  (k) "Closing Date" means the date upon which the Closing occurs, as set forth in Section 9.1 hereof.

                  (l) "Contracts" means the contracts and agreements, whether oral (other than Leases) or written, affecting the Property (excluding, however, Seller's national purchasing agreements) described in Schedule S-1(l).

                  (m) "County" means Palm Beach County, a political subdivision of the State of Florida.

                  (n) "Dames & Moore Report" means the written report of Dames & Moore dated March 28, 1997, concerning the environmental condition of the Real Property.

                  (o) "Declaration" means the Parkway Center Declaration of Covenants, Restrictions and Reciprocal Easements dated April 6, 1988, and recorded in Official Records Book 5653, at Page 766, of the Public Records of the County.

                  (p) "Deposits" means the Initial Deposit and the Additional Deposit.
                  (q)   "Escrow Agent" means White & Case.

                  (r) "Hazardous Substances" means (i) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., or the Clean Water Act, 33 U.S.C. Section 1321 et seq., and in the regulations promulgated pursuant thereto; (ii) those substances listed in the United States Department of Transportation Table (49 CFR Section 172.101) or by the Environmental Protection Agency as "hazardous substances," (iii) such other substances, materials and wastes which are regulated, or classified as hazardous or toxic, under applicable local, state or federal law or regulations, and (iv) any material, waste or substance which is or contains petroleum, asbestos, polychlorinated biphenyls, flammable explosives or radioactive materials.

                  (s) "Herein" or "hereof" means this entire Agreement rather than just the sentence, paragraph or section in which used.








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                  (t)   "Hotel License Agreement" means the License
Agreement dated April 8, 1985, between Hotel and Carlson Hospitality Group, Inc., attached hereto as Exhibit B.

                  (u) "Improvements" means all buildings, structures and other improvements existing upon the Land.

                  (v) "Including," "include" or "includes" mean including as an example, without limiting the generality of the description.

                  (w) "Initial Deposit" means Five Hundred Thousand and 00/100 Dollars ($500,000.00).

                  (x)   "Indemnitee" is defined in Section 12.3 hereof.

                  (y)   "Indemnitor" is defined in Section 12.3 hereof.

                  (z) "Inspection Indemnity" is defined in Section 7.1 hereof.

                  (aa) "Inspection Period" is defined in Section 7.1 hereof.

                  (bb)  "Inspection Termination Date" is defined in Section
7.1 hereof.

                  (cc) "Intangible Personal Property" means the intangible personal property used by Seller exclusively in connection with the Property and includes all of Seller's interest in all assignable credit records, promotional literature, security codes, assignable telephone numbers, warranties and guarantees, trademarks, if any, and trade names, including Seller's limited right, title and interest, if any, in and to the name "Radisson Hotel" subject to all limitations set forth in the License Agreement, but excluding the names "Arvida," JMB and all derivatives thereof.

                  (dd) "Land" means the real property described on Exhibit A, together with all tenements, hereditaments, easements, privileges, reversions, remainders and other rights and appurtenances belonging or in any manner appertaining thereto, including all reversionary interests in and to any adjoining or abutting rights-of-way and all riparian, littoral and other water rights.

                  (ee) "Leases" means the leases for the use or occupancy of portions of the Real Property, described in Schedule S-4.5.

                  (ff)  "Losses" is defined in Section 12.3 hereof.

                  (gg) "Management Agreement" means the Management Agreement made as of March 1, 1992, between Office and JMB Properties Company, and assigned by JMB Properties Company to Heitman Florida Management, Inc.

                  (hh) "Parking Arrangement" means the parking arrangement shown in that certain survey prepared by W.L. Fish & Company, dated October 22, 1996.








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                  (ii)  "Permits" means the permits for the use and
occupancy of any portion of the Real Property, including those described in Schedule S-1(ii).

                  (jj) "Permitted Exceptions" means those conditions of title to the Real Property for which exception is made in Schedule B,
Section 2 of the Title Commitment as the same exists on the Inspection Termination Date.

                  (kk) "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise, or any government or political subdivision or any agency, department or instrumentality thereof.

                  (ll) "Personalty" means the Tangible Personal Property and Intangible Personal Property.

                  (mm) "Property" means Seller's right, title and interest in and to the Real Property, Personalty, Contracts, Leases, Permits and other property being sold pursuant to this Agreement.

                  (nn) "Proposed Lease" is defined in Section 6.2(a) hereof.

                  (oo)  "Purchase Price" is defined in Section 2.1 hereof.

                  (pp)  "Real Property" means the Land and the
Improvements.

                  (qq) "Seller's Knowledge" means the Actual Knowledge of James Motta, John Grab, Ingrid Fulmer and Sherry Smith.

                  (rr) "Settlement Agreement" means the Settlement Agreement entered into by and among Seller, Restaurant Associates, Ltd. and Pete's Cafe and Catering, Inc., made as of November 11, 1996.

                  (ss) "Survey" means the ALTA survey of the Real Property prepared by the Surveyor.

                  (tt) "Surveyor" means the licensed Florida land surveyor to which Seller and Buyer mutually agree.

                  (uu) "Tangible Personal Property" means property used exclusively in connection with the Property, including the furniture, fixtures, and equipment described in a schedule to be delivered by Seller to Buyer within 10 days following the Agreement Date, along with any spare parts related thereto, and to the extent owned by Seller and assignable, data processing hardware, food, beverage, fuel and equipment inventories, Hotel inventory (including food and liquor in unbroken packages and stocks of operating, engineering, guest and housekeeping supplies) located in the Hotel (but excluding the Fidelio accounting software system and all computer hardware and software located outside of the Hotel building), all of the fixtures, furnishings and equipment owned by Seller and located on the Land, and materials owned by Seller and used in connection with maintenance of the Property grounds, office







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supplies, cleaning supplies, paper products and all other tangible personal property and inventory owned by Seller and used in the conduct of the Property operations.

                  (vv) "Title Agent" means an Affiliate of Gold Coast Title Company, acting as agent for the Underwriter, by which the Title Commitment and Title Policy will be issued.

                  (ww) "Title Commitment" means the ALTA Form B Owner Marketability Title Insurance Commitment, issued or to be issued to Buyer with respect to the Real Property, as set forth in Section 3.1 hereof, which will include copies of all matters for which exception is made in Schedule B, Section II thereof.

                  (xx) "Title Cure Period" is defined in Section 3.1 hereof.

                  (yy)  "Title Notice" is defined in Section 3.1 hereof.

                  (zz) "Title Objection" means (a) any condition of title to the Real Property set forth in Schedule B, Section 2 of the Title Commitment to which Buyer objects during the Inspection Period, and (b) any condition of title arising after the Inspection Termination Date and prior to Closing, other than a condition caused by Buyer, which affects the marketability of title to the Real Property.

                  (aaa) "Title Policy" means the ALTA Form B Owner Marketability Title Insurance Policy to be issued to Buyer pursuant to the Title Commitment, subject only to the Permitted Exceptions.

                  (bbb) "Underwriter" means Ticor Title Insurance Company or another nationally recognized title insurer acceptable to Buyer, for and upon whom the Title Commitment and Title Policy are to be issued.

            Section 2.  PURCHASE PRICE AND TERMS OF PAYMENT.

            2.1 PURCHASE PRICE. The purchase price for the Property (the "Purchase Price") will be the amount of __________________________________.

During the Inspection Period, Seller and Buyer will attempt to reach agreement concerning the proper allocation of the Purchase Price between the Real Property and the Personalty.

            2.2 TERMS OF PAYMENT. The Purchase Price will be paid as follows:

                  (a) On the Agreement Date, Buyer will deliver the Initial Deposit, and upon the expiration of the Inspection Period unless Buyer elects to terminate this Agreement as set forth in Section 7.3, Buyer will deliver the Additional Deposit, to Escrow Agent; and

                  (b) the balance of the Purchase Price, subject to the prorations and adjustments for which provision is made in Section 9.5 hereof, will be paid by Buyer to Seller, through the Title Agent, by federal wire transfer of immediately available funds at the time of Closing.






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            The Deposits will be held by Escrow Agent in an interest-
bearing account with an institution the deposits in which are insured by an agency of the United States, or upon joint instructions of Seller and Buyer invested in securities of the United States, and disbursed in accordance with this Agreement; and interest accruing thereon will constitute part of the Deposits. The Deposits will be "at risk" after the expiration of the Inspection Period, and at Closing will be paid to Seller and credited to Buyer against the Purchase Price.

            Section 3.  TITLE EVIDENCE.

            3.1   ISSUANCE, EXAMINATION, OBJECTION AND CURE.  Within ten
 (10) days after the Agreement Date, Seller, at Buyer's expense, will cause the Title Agent to issue to Buyer the Title Commitment, certified to a date subsequent to the Agreement Date, and the Surveyor to prepare a survey of the Real Property conforming to the Minimum Technical Standards for Florida Land Surveys (the "Survey"), and Buyer will have ten (10) days after the later received of the Title Commitment and the Survey to review the Title Commitment and Survey and to notify Seller in writing (a "Title Notice") of any condition of Seller's title which is unacceptable to Buyer (a "Title Objection"). Buyer's failure timely to notify Seller of any Title Objections conclusively will be deemed an acceptance and approval of Seller's title to the Real Property, including all Title Objections.
Seller may, at its option (but will not be obligated) during the period of thirty (30) days after receipt of a Title Notice (the "Title Cure Period"), attempt to cure or remove any Title Objection(s). If Seller fails or elects not to correct any Title Objections within the Title Cure Period, or if any Title Objection arises after the Inspection Termination Date and prior to Closing and Seller is unable or elects not to remove such Title Objection, Buyer may, as its only options in such event, either terminate this Agreement by written notice to Seller, in which event Escrow Agent will return the Deposits to Buyer and this Agreement will be null and void of no further force or effect except with respect to the Inspection Indemnity, or Buyer may waive the uncured Title Defect and proceed hereunder without adjustment to the Purchase Price.

            3.2 CLOSING COMMITMENT. At Closing, Seller will cause Title Agent to issue to Buyer an endorsement to the Title Commitment or a "marked up" duplicate original of the Title Commitment (the "Closing Commitment"), reflecting that all requirements of the Title Commitment have been fulfilled or waived and eliminating the "gap exception," the standard ALTA exceptions and any exceptions for Title Defects to which Buyer has timely objected, and extending the effective date of coverage through recording of the deed of conveyance to Buyer. The Title Policy will be delivered to Buyer promptly after Closing.

            Section 4.  SELLER'S REPRESENTATIONS AND WARRANTIES.

            Seller hereby represents and warrants to Buyer as follows:

            4.1 ORGANIZATION AND STANDING OF SELLER. (i) Retail and Office are Florida general partnerships duly organized and validly existing under the laws of the State of Florida and Hotel is a Delaware limited partnership duly organized and validly existing under the laws of the State of Delaware; (ii) each has all requisite partnership power and authority to own its properties and assets and to carry on its business as now being conducted; and (iii) each has full partnership power and authority to execute, deliver and perform this Agreement and to





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consummate the transactions contemplated hereby, including the execution, delivery and performance of each of the documents required to be delivered by Seller to Buyer pursuant to this Agreement, and any and all other documents or instruments necessary or desirable to the consummation hereof.

            4.2 DUE EXECUTION AND PERFORMANCE. This Agreement has been, and the deed of conveyance and all other documents, instruments and agreements required to be delivered by Seller pursuant to or in connection with this Agreement will be when executed and delivered, duly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligations of Seller enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency or similar laws affecting enforcement of creditors' rights generally, as the same may be applicable to any insolvency of Seller or Buyer. Neither the execution, delivery or performance of this Agreement, or any document, instrument or agreement required to be delivered by Seller pursuant hereto, nor the consummation of the transactions contemplated hereby, is prohibited by, or requires Seller to obtain the consent (except as set forth in Schedule S-
4.2 hereof), approval or authorization of, or notice to or filing or registration with, any Person.

            4.3 ABSENCE OF SELLER CONFLICTS. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder do not and will not (i) conflict with any provision of the partnership agreements or other governing documents of Seller; or
(ii) to the best of Seller's Knowledge, conflict with, or result in a material breach of, or a material default or a violation under, any contract, agreement or arrangement to which Seller is a party or any statute, decree, judgment, regulation, order or rule of any governmental authority having jurisdiction over Seller or the Property.

            4.4   HAZARDOUS SUBSTANCES.  Except as set forth in Schedule S-
4.4 to this Agreement, or as otherwise may be disclosed by the Dames & Moore Report, to Seller's Knowledge there presently does not exist, and Seller has received no written notice from any governmental or quasi-governmental agencies of (i) any Hazardous Substance present on or within the Property, except in compliance with applicable law, (ii) any present or past generation, recycling, reuse, sale, storage, handling, transport and/or disposal of any Hazardous Substance on or within the Property, except in compliance with applicable law, or (iii) any failure to comply in any material respect with any applicable local, state or federal environmental laws, regulations, ordinances or administrative or judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and/or disposal of any Hazardous Substance. To Seller's Knowledge, Seller has not received any written notice from any governmental or quasi-governmental authority regarding the presence of any Hazardous Substance, any present or past generation, recycling, reuse, sale, storage, handling, transport and/or disposal of any Hazardous Substance or any failure to comply in any material respect with any applicable local, state or federal environmental laws, regulations, ordinances or administrative or judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and/or disposal of any Hazardous Substance. Notwithstanding the foregoing, Buyer acknowledges receipt of, and that Seller's Knowledge is deemed to include, all matters included in the Dames & Moore Report.







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            4.5   LEASES.  Schedule S-4.5 sets forth all leases of portions
of the Real Property and with respect to each Lease, as of the Agreement Date, the name of the tenant, the location and the gross leasable area of any space leased, the monthly rent due thereunder, the Lease termination date and security deposits.

            4.6 LITIGATION. Schedule S-4.6 contains a current list of all actions, suits and proceedings pending, or to Seller's Knowledge threatened, against or concerning the Property. No action, suit or other proceeding against or concerning the Property, either alone or in the aggregate, materially and adversely affects the Property or the use or development thereof in accordance with applicable zoning or Seller's ability to carry out the transactions contemplated by this Agreement. Seller has received no written notice of any pending or threatened condemnation, taking or similar proceeding affecting the Property, or any pending public improvements which would result in, nor has Seller received written notice of, special assessments affecting the Property.

            4.7 LAND USE. Seller has not received any written notice from the County that the Land is not in substantial compliance with the County regulations and restrictions applicable to the zoning district within which the Land is situated, and except as set forth in the Leases and the Permitted Exceptions to Seller's Knowledge there are no covenants, restrictions or other agreements with or in favor of any governmental authority or other Person limiting in any material respect use of the Real Property for the purposes permitted by the regulations governing such zoning district.

            4.8 HOTEL EMPLOYEES. Schedule S-4.8 hereto sets forth, to Seller's Knowledge, the names of all employees of the Hotel, and the amount of accrued unused sick and/or vacation time and severance pay, if any, due to each such employee upon termination of his or her employment (the "Accrued Hotel Employee Benefits").

            4.9 CONTRACTS. The Contracts are the only contracts currently in force in relation to the Property other than agreements which can be terminated upon not more than thirty (30) days notice without penalty or premium.

            4.10 ACCURACY OF SELLER REPRESENTATIONS. The statements and information of Seller set forth in this Agreement (a) constitute the only statements and information concerning Seller, the Property or the transaction which is the subject of this Agreement made by or on behalf of Seller, and (b) are true and correct in every material respect; and no representation or warranty by Seller in this Agreement, or any statement, certificate or attachment furnished or to be furnished by Seller to Buyer pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

            4.11 HOTEL LICENSE AGREEMENT. Attached hereto as Exhibit B is a true and complete copy of the Hotel License Agreement. Seller has not received any written notice from licensor that a default has occurred under the Hotel License Agreement, and, to Seller's







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Knowledge, there are no events, which with the giving of notice or passage of time, would cause a material default to occur thereunder.

            Section 5.  BUYER'S REPRESENTATIONS AND WARRANTIES.

            Buyer hereby represents and warrants to Seller as follows:

            5.1 ORGANIZATION AND STANDING OF BUYER. Buyer (i) is a _____________ duly organized, validly existing and in good standing under the laws of the State of _____________; (ii) has all requisite ____________ power and authority to own its properties and assets and to carry on its business as now being conducted; and (iii) has full ___________ power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, including the execution, delivery and performance of each of the documents required to be delivered by Buyer to Seller pursuant to this Agreement, and any and all other documents or instruments necessary or desirable to the consummation hereof.

            5.2 DUE EXECUTION AND PERFORMANCE. This Agreement has been, and all documents, instruments and agreements required to be delivered by Buyer pursuant to or in connection with this Agreement will be when executed and delivered, duly authorized, executed and delivered by Buyer and constitute the legal, valid and binding obligations of Buyer enforceable in accordance with their respective terms, subject only to general principles of equity, bankruptcy, insolvency or similar laws affecting enforcement of creditors' rights generally as the same may be applicable to any insolvency of Buyer or Seller. Neither the execution, delivery or performance of this Agreement, or any document, instrument or agreement required to be delivered by Buyer pursuant hereto, nor the consummation of the transactions contemplated hereby, is prohibited by, or requires Buyer to obtain the consent, approval or authorization of, or notice to or filing or registration with, any Person.

            5.3 ABSENCE OF BUYER CONFLICTS. The execution and delivery by Buyer of this Agreement and the performance by Buyer of its obligations hereunder do not and will not (i) conflict with any provision of the __________________________ or other governing documents of Buyer; or (ii) to the best of Buyer's knowledge conflict with, or result in a breach of or a default or violation under, any contract, agreement or arrangement to which Buyer is a party or any statute, decree, judgment, regulation, order or rule of any governmental authority having jurisdiction over Buyer or the Property.

            5.4 ACCURACY OF BUYER REPRESENTATIONS. The statements and information of Buyer set forth in this Agreement (a) constitute the only statements and information concerning Buyer or the transaction which is the subject of this Agreement made by or on behalf of Buyer, and (b) are true and correct in every material respect; and no representation or warranty by Buyer in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

            Section 6.  COVENANTS OF SELLER.

            Seller hereby warrants to and covenants with Buyer that:







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            6.1   GOVERNMENTAL NOTICES.  Prior to Closing, in the event
that Seller receives any notice from the County or any other governmental or quasi-governmental authority having jurisdiction over the Real Property of a violation or alleged violation of any statute, law, ordinance, rule, permit, regulation or agreement governing the ownership, planning, development, construction, occupancy, use or maintenance of any portion of the Real Property, or of any permit, approval or authorization issued in connection therewith or of any contemplated or pending investigation with respect thereto, Seller promptly will deliver a copy of such notice to Buyer.

            6.2 OPERATION OF THE REAL PROPERTY. From and after the Agreement Date, Seller will cause the Property to be operated substantially in accordance with Seller's historical customary operating practices and procedures, subject only to the following:

                  (a) During the Inspection Period, upon prior notice to, and without consent of, Buyer, Seller may: (i) modify, amend, alter, cancel or accept a surrender or forfeiture of any of the Lease(s); or (ii) enter into any bona fide lease, offer to lease, expansion of Lease(s) or renewal of space in the Improvements (a "Proposed Lease"). In the event that Buyer does not terminate this Agreement pursuant to Section 7.2 hereof, then from and after the Inspection Termination Date except with the prior written approval of Buyer Seller will not (A) enter into any written amendments or modifications, or cancel or accept a surrender or forfeiture, of any of the Leases or (B) enter into any Proposed Lease.

                  (b) Within four (4) Business Days after the date of Buyer's receipt of notice of: (i) any written amendment or modification, acceptance of a surrender, cancellation or forfeiture of any of the Leases or (ii) any Proposed Lease, Buyer will deliver to Seller its written approval, consent or rejection (with reasons therefor in reasonable detail) of any such proposal, failing which Buyer conclusively will be deemed to have consented, and such Proposed Lease conclusively will be deemed an Approved Lease. Buyer acknowledges that the approval procedures set forth in this Section 6.2(b) will be applicable only from and after the Inspection Termination Date.

                  (c) Anything set forth in this Section 6.2 to the contrary notwithstanding, Seller reserves the right at any time and from time to time during the Inspection Period to terminate Leases for defaults by tenants and to institute and prosecute available remedies for default thereunder, except that Seller agrees before instituting any such proceedings to notify Buyer; provided, however, that Seller will not be required to obtain the consent of Buyer. In the event that Buyer does not elect to terminate this Agreement pursuant to Section 7.2 hereof, then from and after the Inspection Termination Date Seller agrees not to terminate any Leases or institute any such proceedings without the prior written consent of Buyer, which consent or approval will not be unreasonably withheld, conditioned or delayed and conclusively will be deemed given in the event that Buyer fails to deliver its written consent, approval or rejection (with reasons therefor in reasonable detail) to Seller within four (4) Business Days from Buyer's receipt of Seller's notice thereof.







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            6.3   CONTRACTS.  At Closing Seller will assign and transfer,
and Buyer will assume, all of its right, title and interest in and to the Contracts to Buyer other than those in respect of which Buyer, prior to the end of the Inspection Period, elects not to assume and Seller will terminate the same on Closing.

            6.4 MANAGEMENT AGREEMENT. At Closing Seller will terminate the Management Agreement and Seller and Buyer shall cooperate fully with one another to ensure an orderly transition of Property operations and accounts.

            6.5 TRANSFER OF LIQUOR LICENSES. The following alcoholic beverage license associated to the operation of the Property; License No. 6004702 (the "Liquor License"). Buyer and Seller recognize that the issuance and transfer of liquor licenses is statutorily regulated pursuant to Florida Statutes Section 561.01 et. seq., and is subject to the approval of the Florida Division of Alcoholic Beverage and Tobacco. In order to comply with these statutory requirements, within five (5) business days after request by Buyer, unless Buyer notifies Seller that Buyer is seeking to obtain a new Liquor License, Seller will execute applications (or procure the execution of applications) for transfer of the Liquor License to Buyer. Buyer will be responsible for complying, at its sole cost and expense, with all statutes and regulations applicable to the transfer of the Liquor License, including without limitation, paying all licenses and transfer fees, sales and use taxes, and all other fees and disbursements incurred in connection with the transfer of the Liquor License. Seller agrees to cooperate (or procure the relevant parties to cooperate) with Buyer in obtaining transfer of the Liquor License, including executing all requisite forms and permitting all requisite inspections.

            6.6   INVENTORY OF GUEST PROPERTY.

                  (a) Representatives of Seller and Buyer will prepare an inventory, as of the Adjustment Date, of all baggage parcels, laundry, valet packages and other property of guests checked or left in the care of Hotel by guests then or formerly in the Hotel (excluding, however, property in the Hotel safe deposit boxes), as well as all items contained in the Hotel lost and found. Buyer will be responsible from and after the Adjustment Date for all property listed on said inventory, as well as all lost and found items, and will have the right, when permitted by law, at its own cost and expense, to sell or otherwise dispose of said property and retain all proceeds thereof. Buyer agrees to indemnify and hold Seller harmless from any and all claims, demands, costs, damages and liabilities, including attorneys' fees in all trial and appellate proceedings, resulting from the sale and disposition of said property of guests.

                  (b) On the Closing Date, Seller will cause delivery to Buyer of all keys to the safe deposit boxes at the Hotel not at the time in use by guests of the Hotel or other depositors, all receipts and agreements relating to all safe deposit boxes, and a complete list of safe deposit boxes in use at the Hotel, which list will contain the name and room number of each depositor. Immediately prior to Closing, Seller will cause written notice to be sent to each depositor requesting verification of the contents of each depositor's safety deposit box within twenty-four (24) hours. Such notice will be placed in each depositor's message box at the Hotel. All such verifications will be under the supervision of representatives of Seller in the presence of representatives of Buyer. Should the depositors wish to continue the use of a safe deposit box, arrangement satisfactory to Buyer will be made for such continued use with a representative selected by Buyer. Seller will be responsible to Buyer for depositors who are using safe deposit boxes and do not respond to the written notice for verification or who so respond, but do not enter into a written agreement with Buyer. At such time as the depositor verifies the contents of the depositor's safe deposit box and neither removes the contents thereof or enters into a new agreement for its continued use under the supervision of Buyer, Seller will be relieved of any and all responsibility in connection with said box, and Buyer will indemnify Seller and hold it harmless from and against any damages, costs, losses or expenses, including reasonable attorneys' fees in all trial and appellate proceedings, arising out of any claim with respect to such contents from and after the date of such verification.

            Section 7.  INSPECTION PERIOD.

            7.1 INSPECTION PERIOD. During the period (the "Inspection Period") from and after the Agreement Date through 5:00 P.M., eastern time, on the thirtieth (30th) day thereafter (the "Inspection Termination Date"), Buyer will have the right to inspect and evaluate the physical and other conditions of or with respect to the Property, including the right to make such engineering and soil tests, analyses and other investigations as Buyer deems necessary and appropriate (excluding environmental tests or assessments except for the limited purpose of confirming the Dames & Moore Report), and to investigate, evaluate and/or review any other facts, circumstances or matters which Buyer deems relevant to its proposed purchase of the Property; provided, that Buyer will not conduct any physically invasive tests or procedures, either inside or outside of buildings, without Seller's express written approval, and Seller will have the right to (a) witness each such invasive test or procedure, and (b) retain fifty percent (50%) of any sample material produced or taken in any such test or procedure; and provided further, that Buyer may only communicate with tenants of the Property in the presence of a designated representative of Seller. Buyer will schedule and conduct any such activities on the Property in a manner which does not unreasonably interfere with the use thereof by Seller and/or any other party in possession thereof at the time of said inspections. Seller agrees to cooperate with Buyer, at no material expense to Seller, in making available to the Buyer documents affecting or related to the Property. Buyer hereby agrees (a) to indemnify, protect and hold harmless Seller from and against any and all claims, demands, losses, costs, damages, expenses or liabilities for death or injury to persons or for physical damage to property, or for mechanics' or other liens, including reasonable attorneys' fees, relating to or arising out of the Buyer's inspections of the Property, and (b), if the Closing does not occur, to repair and restore the Property to the condition existing prior to any test or inspection by or for the Buyer (the foregoing (a) and (b), the "Inspection Indemnity").

            7.2 TERMINATION BY BUYER. Buyer will have the right, which may be exercised by delivering written notice to Seller any time prior to the Inspection Termination Date, to terminate this Agreement for any reason which Buyer deems appropriate. If Buyer elects to terminate this Agreement pursuant to this Section 7.2, Buyer will return to Seller all documents or materials provided to Buyer by Seller, together with a copy of any surveys, environmental reports, zoning or platting documentation or similar documents prepared for Buyer and related to the physical characteristics, condition and development of the Property.

            7.3 CONDITION OF PROPERTY. Buyer acknowledges that, during the Inspection Period, Buyer will perform such studies, inspections, examinations, investigations and evaluations of the Property as Buyer, in Buyer's discretion, deems necessary or appropriate. Buyer represents to Seller that Buyer is a sophisticated purchaser, owner, developer and manager of real property, and that except for the limited representations of Seller specifically set forth in Section 4, Buyer will rely solely upon such studies, inspections, examinations, investigations and evaluations in purchasing the Property. Without limiting the generality of the foregoing, Buyer acknowledges that Seller makes and will make no representation or warranty concerning environmental conditions heretofore, now or hereafter existing on properties adjoining or proximate to the Land. Notwithstanding anything in this Agreement, it is expressly understood and agreed that Buyer is acquiring the Property "AS IS", "WHERE IS" and "WITH ALL FAULTS", subject to the Settlement Agreement and Parking Arrangement, and that Seller has not made and does not and will not make any representations or warranties, express or implied, including any with respect to the quality, physical condition, expenses, legal status, zoning, value, utility or development or operating potential of the Property, the absence of any Hazardous Substances on, in, under or near the Property except to the extent of the limited representation set forth in Section 4.4 hereof, or any other matter or thing affecting or relating to the Property or this Agreement (including, without limitation, warranties of merchantability and/or of fitness for a particular purpose) which might be pertinent in considering whether to purchase the Property or to make and enter into this Agreement; and Buyer hereby acknowledges that Seller has not made, and Buyer has not relied upon, any such representations, and releases and discharges Seller, its successors and assigns, of and from any liability to Buyer, its successors and assigns, existing or arising under the statutes, laws and regulations described in Section 1(p) hereof. Seller is not liable or bound in any manner by any warranties, either expressed or implied, guaranties, or any promises, statements, representations or information pertaining to the Property or the value thereof made or furnished by any broker or any real estate agent, broker, employee, servant or other person representing or purporting to represent Seller.

            Section 8.  CONDITIONS PRECEDENT TO CLOSING.

            8.1 BUYER CONDITIONS. The obligation of Buyer to close the transaction which is the subject of this Agreement is subject to the fulfillment as of the Closing Date of each of the following conditions, unless any unfulfilled condition is waived in writing by Buyer:

                  (a) CORRECTNESS OF SELLER'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Seller set forth in this Agreement will have been true and complete in all material respects when made and will be true and correct in all material respects on the Closing Date as if made at and as of the Closing Date.

                  (b) COMPLIANCE BY SELLER WITH AGREEMENT. Seller will have performed and complied in all material respects with all agreements, undertakings and obligations which are required to be performed by Seller or by which Seller is required to comply at or prior to the Closing.

                  (c) HOTEL LICENSE. Seller will assign the Hotel License Agreement to Buyer on terms satisfactory to Buyer as established by Buyer with the licensor during the Inspection Period, or grant a new license to Buyer on terms satisfactory to Buyer as established by Buyer with the licensor during the Inspection Period, including in either case the terms of the Capital Improvement Program or equivalent required by the licensor as a condition to assignment or grant.

                  (d) DOCUMENT DELIVERIES. Seller will deliver at Closing all documents and other items specified in Section 9.3 hereof.

            8.2   SELLER CONDITIONS.    The obligation of Seller to close
the transaction which is the subject of this Agreement is subject to the fulfillment as of the Closing Date of each of the following conditions, unless any unfulfilled condition is waived in writing by Seller:

                  (a) CORRECTNESS OF BUYER'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Buyer set forth in this Agreement will have been true and complete in all material respects when made and will be true and correct in all material respects on the Closing Date as if made at and as of the Closing Date.

                  (b) COMPLIANCE BY BUYER WITH AGREEMENT. Buyer will have performed and complied in all material respects with all agreements, undertakings and obligations which are required to be performed by Buyer or by which Buyer is required to comply at or prior to the Closing.

                  (c) DOCUMENT DELIVERIES. Buyer will deliver at Closing all documents and other items specified in Section 9.4 hereof.

            8.3 FAILURE OF CONDITION(S). If any condition(s) precedent set forth in this Section 8 is not satisfied as of the date specified for satisfaction, the party whose obligation to close is conditioned thereon may either (a) waive satisfaction of such condition(s) and proceed to Closing or (b) declare the failure of such condition to be a default by the other party, and proceed in accordance with Section 11 hereof.

            Section 9.  CLOSING.

            9.1 TIME AND PLACE. The Closing will take place commencing at 10:00 A.M. at the office of Escrow Agent, Suite 4900, 200 South Biscayne Boulevard, Miami, Florida 33131 on the tenth (10th) business day after the Inspection Termination Date (the "Closing Date").

            9.2   Closing Expenses.  At or before Closing:

                  (a) Seller will pay, or Buyer will receive a credit against the Purchase Price in the amount of, the cost of recording any corrective instruments and the cost of Florida documentary stamp tax due on the deed of conveyance;

                  (b) Buyer will pay the cost of recording the conveyance documents, the cost of the Survey and the premium for the Title Policy; and

                  (c) each party will pay any fees due to its attorneys or other consultants.

            9.3 Seller Documents and/or Deliveries. At Closing, in addition to any other documents specifically required to be delivered or acts required to be done pursuant to this Agreement, Seller will deliver to Buyer, and Buyer will execute, if applicable, the following (all of which will be in form reasonably acceptable to Buyer):

                  (a) a special warranty deed conveying title to the Real Property subject to the Permitted Exceptions, in the form attached hereto as Form F-9.3(a);

                  (b) certified copies of resolutions of a general partner of each Seller authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

                  (c) a certificate of a general partner of each Seller dated as of the Closing Date, which (i) certifies that (A) the representations and warranties of Seller contained in this Agreement are true on and as of the Closing Date in all material respects with the same effect as if said representations and warranties were made on and as of the Closing Date; (B) to the best of Seller's knowledge there are no unpaid bills for labor, materials or services to the Land, and no labor, services or materials have been undertaken or supplied to the Land, by or upon order of Seller or its agents which could be the basis for any claims against the Land; and (C) to the best of Seller's knowledge no other Person other than Buyer has any right or claim to possession of the Land, and (ii) contains such other certifications and undertakings as are customarily required to induce a title insurer to issue a title commitment without the standard "gap" exception;

                  (d) a certificate of a general partner of each Seller dated as of the Closing Date, certifying as to the incumbency of the officers of Seller executing the documents delivered pursuant to this Agreement;

                  (e)   an affidavit complying with the provisions of
Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended;

                  (f)   the Closing Commitment;

                  (g) an assignment and assumption agreement with respect to the Permits and Contracts in the form attached hereto as Form F-9.3(g);

                  (h) a bill of sale with respect to the Personalty, in the form attached hereto as Form F-9.3(h);

                  (i) tenant estoppel statements with respect to (A) each tenant leasing greater than 4,000 square feet, (B) 80% of the gross leaseable area leased to tenants leasing 4,000 square feet or less, in the form specified in the tenant's lease or, if none, in the form attached hereto as Form F-9.3(i). Seller does not warrant or guarantee any of the information contained in tenant estoppel certificates;

                  (j) an assignment and assumption of the Leases in the form attached hereto as Form F-9.3(j);

                  (k) an assignment and assumption of the Hotel License Agreement, in the form attached hereto as Form F-9.3(k), provided, that Buyer may elect not to assume the Hotel License Agreement if, but only if, Buyer pays any fees and termination costs due upon termination thereof;

                  (l) an assignment and assumption of Seller's interest, if any, under the Declaration, in the form attached hereto as Form F-9.3(l);

                  (m) an estoppel certificate in favor of Buyer with regard to the Declaration in the form attached hereto as Form F-9.3(m);

                  (n) the originals (or copies if originals are unavailable) of existing Leases and all tenant files, Contracts and files and records pertaining to the Property as are in Seller's possession or in the possession of the current property manager for the Property; provided, that Buyer will make all originals available to Seller after Closing to the extent required by Seller in connection with accounting, taxation, litigation or other proceedings involving Seller's prior ownership of the Property;

                  (o) notices to the tenants at the Property in such form as Seller and Buyer shall agree; and

                  (p) originals (or copies if originals are unavailable) of all governmental licenses, permits and approvals relating to the occupancy or use of the Property in the possession of Seller or Seller's current property manager.

            9.4 BUYER DOCUMENTS AND/OR DELIVERIES. At Closing, in addition to any documents or other items specifically required to be delivered or required to be done pursuant to this Agreement, Buyer will deliver or cause to be delivered to Seller and Seller will execute if applicable:

                  (a) the Purchase Price (including the Deposit), by bank wire transfer of immediately available funds;

                  (b)   certified copies of resolutions of the
________________________ of Buyer authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, or an opinion of counsel reasonably acceptable to Seller evidencing the same; and

                  (c)   a certificate of the __________________________ of
Buyer dated as of the Closing Date, certifying that (i) the representations and warranties of Buyer contained in this Agreement are true on and as of the Closing Date in all material respects with the same effect as if said representations and warranties were made on and as of the Closing Date; and
(ii) Buyer has substantially performed and complied with all agreements and conditions required by this Agreement to be performed or with which Buyer is required to have complied prior to or on the Closing Date.

            9.5 PRORATIONS. It is the overall intent of the parties that income and expenses of the Property shall be prorated as of the Adjustment Date with the intent that Seller will have the benefit of all accrued income and be responsible for all costs, liabilities, capital, operating and other expenses in relation to the Property through Adjustment Date, and Buyer will have the benefit of all income accrued and be responsible for all costs, liabilities, capital operating and other expenses in relation to the Property from and after the Adjustment Date. Except as otherwise specifically set forth in this Agreement, ad valorem property taxes and other revenues and expenses of, and impounds, prepayments or deposits affecting or related to, the Property (including rents and other sums due under Leases as hereinafter set forth and all Hotel revenues) will be prorated between Seller and Buyer as of the Adjustment Date, and any security deposits held pursuant to Leases will be credited to Buyer. Ad valorem property taxes, with maximum allowable discount for early payment, will be prorated on the basis of actual taxes for the year of Closing, if known, or otherwise on the basis of ad valorem property taxes for the immediately preceding year. Any Closing proration of taxes will be reprorated at the request of either party when the actual tax bill for the year of Closing is available. Special assessment liens certified, or for which the work has been substantially completed, as of the Agreement Date will be paid by Seller, and any other pending assessments will be assumed by Buyer.

                  (a)   RENT.

                        (I) CURRENT RENT. Rents that are payable for the month in which Closing occurs, and rents that are actually paid for the period prior thereto, will be prorated. If at the time of Closing there are past due rents owed by tenants for the month immediately prior to the month in which the Closing occurs, Buyer agrees that the first moneys received by Buyer from such tenant or tenants will be received on account of or in payment of such past due rents and Seller's share will be remitted by Buyer to Seller forthwith.

                        (ii) PAST DUE RENTS. With respect to any past due rents for periods of more than one (1) month (not including the month in which Closing occurs), Seller may elect to retain the right to collect, sue for and recover such rents, or assign or transfer such past due rents to Buyer in consideration of Buyer's agreement to use its best efforts to collect such amounts on behalf of Seller and to pay such past due rents to Seller as and when collected, less reasonable collection charges not in excess of local prevailing rates.
                        (iii) TENANT IMPROVEMENTS AND ALLOWANCES. Buyer will be responsible for all real estate commissions, tenant improvement allowances and tenant inducements (A) payable with respect to all Approved Leases and (B) due for any leases made by Buyer after the Closing Date which were procured prior to the Closing Date. Buyer will be responsible for, and will receive no credit toward the Purchase Price with respect to, any rent abatements or other rent concessions which are applicable to that portion of the term of any lease or Approved Lease which follows the Adjustment Date.
                        (iv) COMMON AREA MAINTENANCE. If any common area maintenance charges ("CAM Charges") and/or other payments due from tenants for any period up to the Adjustment Date (A) have been billed as of the Adjustment Date based upon an estimated budget and are subject to recalculation and adjustment after the Adjustment Date based upon actual common area maintenance expenses, (B) have not been billed, and/or (C) if billed have not been collected by Seller as of the Closing Date, then if applicable Buyer promptly will adjust CAM Charges to actual expenses, and upon receiving any CAM Charges and/or other payments (including such adjusted payments) from tenants will pay over to Seller the proportion of such CAM Charges and/or other payments from tenants which is due Seller for the period up to the Adjustment Date. Buyer will exercise reasonable diligence in the collection of any such amounts and will pay to Seller, within five (5) days after receipt, the amount to which Seller is entitled hereunder. Notwithstanding the foregoing, CAM Charges and/or other payments due from tenants, to the extent ascertainable and payable, will be credited and paid to Seller as if the same were rents subject to Section 9.5(a)(i) above. The provisions of this Section 9.5(a) will survive Closing and delivery of the deed of conveyance.

                  (b)   ACCRUED HOTEL EMPLOYEE BENEFITS.    Buyer will
assume at Closing the Accrued Hotel Employee Benefits due as of the Closing Date to each Hotel employee who has then been hired by Buyer to continue his or her employment at the Hotel, and Buyer will reimburse Seller at Closing for the Accrued Hotel Employee Benefits due as of the Closing Date to each Hotel employee whom Buyer has not then hired to continue his or her employment at the Hotel.

                  (c) POST-CLOSING ADJUSTMENTS. Any matters specified in this Section that cannot reasonably be determined and apportioned between Seller and Buyer on the Closing Date will be identified by Buyer and Seller in writing at Closing, and will be subject to final settlement at such time as such matter is finally determined (but in no event later than one hundred eighty (180) days after the Closing Date). Such apportionments will be effective as of the Adjustment Date. The provisions of this
Section 9.5(b) will survive Closing and delivery of the deed of conveyance.

            9.6 EXECUTION AND DELIVERY OF CLOSING STATEMENT. At Closing, in addition to any other documents required to be executed and delivered in counterparts by both parties, Seller and Buyer will execute and deliver to each other closing statements accounting for sums adjusted or disbursed at Closing.

            Section 10. BROKERS. Each party represents and warrants to the other that it has not consulted, dealt or negotiated with any person other than Richard Ellis, LLC, (the "Broker") to whom a commission is or could be due in connection with the sale of the Property by Seller to Buyer, or any other matter associated with this Agreement. Seller has made a separate agreement with Broker and will pay all sums, if any, due to Broker in connection with this Agreement. Each party hereby agrees to indemnify and hold harmless the other from any losses, damages, costs, liabilities or expenses, including reasonable costs and attorneys' and paralegals' fees incurred in trial, appellate or postjudgment proceedings, related to or arising out of any breach of the representations, warranties and agreements set forth in this Section 10. Anything to the contrary notwithstanding, the representations, warranties and agreements of this Section 10 will survive Closing of the transactions which are the subject of this Agreement and the delivery of the deed of conveyance, or any earlier termination of this Agreement.

            Section 11. DEFAULT.

            11.1 BUYER'S DEFAULT. If, at or prior to Closing, Buyer fails or refuses to perform any of Buyer's obligations under this Agreement, Seller's sole remedy will be to terminate this Agreement and receive a sum equal to the Deposits as agreed and liquidated damages, it being agreed that in such event Seller's actual damages would be incapable of precise ascertainment; and thereafter this Agreement will be null and void and the parties hereto will have no further rights or obligations hereunder except with respect to the Inspection Indemnity or other provisions of this Agreement that expressly survive termination.

            11.2 SELLER'S DEFAULT. If, at or prior to Closing, Seller fails or refuses to perform any of Seller's obligations under this Agreement, Buyer may terminate this Agreement, in which event the Deposits will be returned to Buyer and this Agreement will be null and void and the parties hereto will have no further rights or obligations hereunder except with respect to the Inspection Indemnity; or Buyer, at its option, may bring an action for specific performance of the terms of this Agreement. If, subsequent to Closing, Seller fails or refuses to perform any of Seller's obligations to be performed under this Agreement subsequent to Closing, Buyer will be entitled to seek its direct damages, but, in no event, will Buyer be entitled to seek or receive, and Buyer hereby waives any right to seek or receive, indirect, consequential or punitive damages.

            Section 12. RISK OF LOSS.

            12.1 CASUALTY. Seller will bear all risk of loss occurring to or upon any material portion of the Real Property prior to conveyance thereof by Seller to Buyer pursuant to the terms of this Agreement. A portion of the Real Property will be deemed material if its replacement cost exceeds Three Hundred Thousand Dollars ($300,000.00). In the event that any material portion of the Real Property (excluding vegetation or structures not for human occupancy) is damaged or destroyed prior to Closing, Buyer may, at its option, terminate this Agreement (except for the Inspection Indemnity) by written notice to Seller prior to Closing and within thirty (30) days after Buyer receives written notice of such damage or destruction, whereupon the

Deposits will be returned to Buyer and thereafter the parties will have no further rights or obligations hereunder except with respect to the Inspection Indemnity. If Buyer closes notwithstanding an unrepaired or unrestored loss to the Real Property, Seller will deliver and/or assign to Buyer any insurance proceeds with respect to such damage or destruction, and the Purchase Price will not be reduced.

            12.2 CONDEMNATION. In the event that any material portion of the Real Property is taken by eminent domain or condemnation proceeding prior to sale and conveyance thereof by Seller to Buyer and such taking materially and adversely affects the use or utility of the remainder of Real Property, Buyer may within thirty (30) days after Buyer receives written notice of such taking either (a) proceed to close notwithstanding the eminent domain or condemnation proceeding, in which event Seller will assign to Buyer its entire right, title and interest in and to any award, and the Purchase Price will not be reduced or (b) terminate this Agreement by delivering written notice of termination to Seller, whereupon the Deposits will be returned to Buyer and thereafter this Agreement will be null and void and the parties will have no further rights or obligations hereunder except with respect to the Inspection Indemnity. A portion of the Real Property will be deemed material if it includes any rentable portion of the Real Property, fifteen (15) or more parking spaces (or any lesser number of parking spaces that results in a nonconforming use on the Property) and/or renders unusable any guest rooms or more than 1,000 square feet of the hotel subject to the Hotel License Agreement. Seller agrees promptly to notify Buyer of any eminent domain or condemnation proceeding.

            12.3 MUTUAL INDEMNITY. Seller (in such capacity, an "Indemnitor") agrees to indemnify and hold Buyer (in such capacity, an "Indemnitee") harmless from and against any loss, cost, liability, damage or expense including, without limitation, reasonable attorneys' fees and costs in all trial and appellate proceedings ("Losses") incurred in connection with any legal claim by a third party (a "Claim") originating prior to the Closing Date and arising out of the ownership and/or operation of the Property, including, without limitation, any claims for unpaid sales tax or other use or occupancy taxes and any employment related claims; and Buyer (in such capacity, an "Indemnitor") agrees to indemnify and hold Seller (in such capacity, an "Indemnitee") harmless from and against any Losses incurred in connection with a Claim originating from and after the Closing Date and arising out of the ownership and/or operation of the Property, including, without limitation, any claims for unpaid sales tax or other use or occupancy taxes and any employment related claims.

            Within not more than ten (10) days after the date upon which an Indemnitee receives a complaint filed against it or a formal written demand of it, the Indemnitee will deliver written notice (a "Claim Notice") to the Indemnitor, describing in reasonable detail the facts giving rise to such Claim and stating that the Indemnitee intends to seek indemnification for
such Claim from the Indemnitee pursuant to this Agreement,   The Indemnitor
will have the right to settle all Claims upon terms and conditions acceptable to the Indemnitor and reasonably approved in writing by the Indemnitee (but in no event will the Indemnitee be required to approve any such settlement that results in no obligation, liability, cost or expense to the Indemnitee).

            Upon timely receipt of a Claim Notice from an Indemnitee with respect to any Claim, the Indemnitor may assume the defense thereof with counsel of the Indemnitor's choice reasonably satisfactory to the Indemnitee, and will not be required to engage more than one law firm to defend the Claim in question, provided that such law firm is reasonably approved in writing by the Indemnitee, and without regard to whether the law firm also represents Indemnitor in defending such Claim. If a Claim is being defended by a third-party insurer, the Indemnitee will not be permitted to reject counsel used by the insurer unless such rejection has no material adverse effect upon the coverage of the Indemnitor under the insurance policy in question. The Indemnitee will cooperate in all reasonable respects in such defense. Subject to the foregoing duty of cooperation, the Indemnitee will have the right to employ separate counsel in any action or Claim and to participate in the defense thereof, provided that the fees and expenses of counsel employed by the Indemnitee will be at the Indemnitee's sole cost and expense, except as otherwise herein provided. A decision by an Indemnitor to assume the defense of a Claim without a specific written reservation of rights to contest such liability for a Claim under this Agreement which specifically states the reason therefor, will be conclusive evidence of the Indemnitor's obligation to indemnify the Indemnitee for all indemnified losses arising out of such Claim.

            If an Indemnitor does not notify the Indemnitee in writing within ten (10) days after receipt of a Claim notice that the Indemnitor elects to undertake the defense thereof, the Indemnitee will have the right, at the expense of the Indemnitor, to defend the Claim with counsel of the Indemnitee's choice; provided, however, that prior to the expiration of ten (10) days after its delivery of the Claim Notice, the Indemnitee will be permitted in the interim to take such action, including, without limitation, the filing of responsive pleadings, as it deems reasonably necessary in order to defend, preserve and protect its interests in respect
of such Claim.   Except as otherwise provided herein, if a Claim notice is
not given by an Indemnitee prior to the Indemnitee's payment or settlement of a Claim, the Indemnitee will not be entitled to be indemnified under this Addendum to the extent that the Indemnitor can establish that the Indemnitor has been prejudiced by such payment or settlement.

            The parties hereto acknowledge that the law firm defending a Claim may have an inherent conflict of interest where the Indemnitor and Indemnitee have not agreed upon the Indemnitee's right to indemnification. Therefore, notwithstanding any provision herein to the Contrary, unless an Indemnitor has acknowledged in writing its obligation to indemnify the Indemnitee, the Indemnitor will, and will cause the law firm defending the Claim to, at all times keep the Indemnitee fully advised of the status of settlement negotiations and/or defense of the Claim, and promptly provide to the Indemnitee copies of all documents and correspondence related to the Claim. If, at any time, the Indemnitee believes in good faith that the law firm defending the Claim is not fairly representing the Indemnitee's position with respect to such Claim and/or is prejudicing the Indemnitee's rights with respect to the Claim for indemnification, the Indemnitee may retain separate counsel of the Indemnitee's choice, and such separate counsel will be entitled fully to participate in the defense of such Claim on behalf of the Indemnitee. Further, if an Indemnitee delivers proof that the Indemnitee was not fairly represented, the Indemnitor will pay the costs and expenses incurred by the Indemnitee in respect of such separate counsel.

            An Indemnitee will cooperate fully with the Indemnitor as to all Claims, will make available to the Indemnitor as reasonably requested all information, records and documents relating to all Claims and will preserve all such information, records and documents until termination of any Claim. An Indemnitee will also make available to the Indemnitor, as reasonably requested, its personnel (including technical), agents and other representatives who are responsible for preparing or maintaining information, records or other documents, or who may have particular knowledge with respect to any Claim. An Indemnitee will also cooperate with the Indemnitor in attempting to minimize the Losses subject to indemnification by considering in good faith any request to pursue, and/or assign to Indemnitor, any rights of contribution or to reimbursement, whether contractual or otherwise.

            Section 13. MISCELLANEOUS.

            13.1 LITIGATION. In the event of any litigation between Seller and Buyer concerning the terms of this Agreement, the prevailing party will be entitled to reimbursement of its costs and expenses, including reasonable attorneys' and paralegals' fees, incurred in trial, appellate and postjudgment proceedings. The provisions of this Section
13.1 will survive Closing, expiration or termination of this Agreement.

            13.2 ESCROW OBLIGATIONS OF ESCROW AGENT. Seller and Buyer acknowledge that Escrow Agent undertakes hereunder to perform only such duties as are expressly set forth herein and no implied duties or obligations will be inferred against Escrow Agent. The Purchase Price, including the Deposits, will be held and disbursed by Escrow Agent as follows:

            (a) Escrow Agent may (i) act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine,
(ii) assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and (iii) assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so.

            (b) Seller and Buyer agree, jointly and severally, to indemnify and hold harmless Escrow Agent from and against any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature whatsoever, which Escrow Agent may incur or with which it may be threatened solely by reason of its acting as escrow agent hereunder, except to the extent resulting from Escrow Agent's gross negligence, fraud or intentional misconduct; and in connection therewith, to indemnify Escrow Agent against any and all expenses, including reasonable attorneys' fees and the cost of defending any action, suit or proceedings or resisting any claim (including, without limitation, fees for services rendered by Escrow Agent's constituent attorneys and paralegals); provided, however, that if such expenses are incurred by Escrow Agent in connection with litigation between Seller and Buyer, the responsibility for indemnifying Escrow Agent for such expenses will belong solely to the non-prevailing party.

            (c) Escrow Agent will not make any disbursement of the Purchase Price or Deposits (except at Closing) without giving written notice to the party which will not receive the disbursement at least five
(5) business days in advance of the disbursement. The failure of the party not receiving the disbursement to object to the disbursement by written notice to the other party and to the Escrow Agent will constitute binding acquiescence of such party to the disbursement. If there is any disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety, of any action contemplated by Escrow Agent hereunder, Escrow Agent will file an action in interpleader to resolve such disagreement. Escrow Agent will be indemnified (by Seller or Buyer, whichever is the non-prevailing party) as set forth in the foregoing subsection (b) in connection with such interpleader action, and will be fully protected in suspending all or a part of its activities under this Agreement until a final judgment in the interpleader action is received.

            (d) Escrow Agent may consult with counsel of its own choice and will have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. Escrow Agent otherwise will not be liable for any mistakes of fact or error of judgment, or for any acts or omissions of any kind unless caused by its willful misconduct or gross negligence. Buyer acknowledges that Escrow Agent is also acting as counsel to Seller, and agrees that Escrow Agent's duties pursuant to this Section 13.2 will not be deemed a conflict of interest affecting such representation of Seller.

            (e) Escrow Agent may resign upon 15 days' written notice to Seller and Buyer, and if a successor title agent is not appointed within such 15-day period, Escrow Agent may petition a court of competent jurisdiction to name a successor.

            13.3 NOTICES. Notices required or permitted to be given pursuant to the terms of this Agreement will be delivered in person or by facsimile transmission, (provided the original notice is delivered in person or by mail or delivery service as set forth herein) or sent by certified mail, return receipt requested, postage prepaid, by recognized contract carrier providing signed receipt for delivery, and will be deemed delivered upon receipt or refusal of delivery. Notices will be delivered at the following addresses, subject to the right of any party to change the address at which it is to receive notice by written notice to the other party:

            To Seller:

                  Arvida/JMB Partners
                  900 North Michigan Avenue
                  Chicago, Illinois 60611-1575
                  Attn:  Stephen A. Lovelette
                  Telephone:  (312) 440-4800
                  Facsimile:  (312) 915-2310

            Copies to:

                  John Baric, Esq.
                  Arvida Company
                  7900 Glades Road

                  Boca Raton, Florida 33429
                  Telephone:  (561) 479-1100
                  Facsimile:  (561) 479-1227

                  and

                  H. William Walker, Jr., Esq.
                  White & Case
                  First Union Financial Center
                  200 South Biscayne Boulevard
                  Miami, Florida 33131-2352
                  Telephone:  (305) 371-2700
                  Facsimile:  (305) 358-5744

            To Buyer:

                  ____________________
                  ____________________

            Copy to:

                  ____________________
                  ____________________

            To Escrow Agent:

                  White & Case
                  First Union Financial Center
                  200 South Biscayne Boulevard
                  Miami, Florida 33131-2352
                  Telephone:  (305) 371-2700
                  Facsimile:  (305) 358-5744

            13.4 INTEGRATION AND SEVERABILITY. This Agreement and the attachments hereto set forth the entire understanding of Buyer and Seller with the respect to the matters which are the subject of this Agreement, superseding and/or incorporating all prior or contemporaneous oral or written agreements, and may be changed, modified, or amended only by an instrument in writing executed by the party against whom the enforcement of any such change, modification or amendment is sought.

            13.5 SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of and be binding upon, and is intended solely for the benefit of, the parties hereto, and their respective heirs, personal representatives, successors, and assigns; and no third party will have any rights, privileges or other beneficial interests herein or hereunder. Buyer will be entitled to assign this

Agreement to any affiliate of Buyer, provided that such assignment will not relieve Buyer of liability to Seller hereunder.

            13.6 CONSTRUCTION. Headings and similar structural elements set forth in this Agreement are intended for ease of reference only, and are not intended, and will not be construed, to reflect the intention of the parties or to affect the substance of this Agreement. This Agreement has been negotiated at arm's length between Seller and Buyer, each represented by legal counsel of its choice and having an ample opportunity to negotiate the form and substance hereof, and therefore in construing the provisions of this Agreement the parties will be deemed to have had equal roles in drafting.

            13.7 GOVERNING LAW. This Agreement is governed by and will be construed in accordance with the laws of the State of Florida, and in the event of any litigation concerning the terms of this Agreement, proper venue thereof will be in the County.

            13.8 INVALID PROVISIONS. In the event any term or provision of this Agreement is held illegal, unenforceable or inoperative as a matter of law, the remaining terms and provisions will not be affected thereby, but will be valid and remain in force and effect, provided that the inoperative provisions are not essential to the interpretation or performance of this Agreement in accordance with the clear intent of the parties.

            13.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which will constitute the same instrument; and delivery of signatures transmitted by facsimile will be sufficient to bind the signing party.

            13.10 NO WAIVER OF DEFAULT. No waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by the other party will be deemed to be a waiver of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a party after any breach by the other party will be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party, whether or not the first party knows of such breach at the time it accepts such payment or performance. No failure or delay by a party to exercise any right it may have by reason of the default of the other party will operate as a waiver of default or modification of this Agreement or will prevent the exercise of any right by the first party while the other party continues so to be in default.

            13.11 CONFIDENTIALITY. Buyer will keep in strict confidence all information obtained with respect to the Property pursuant to or in connection with this Agreement or any confidentiality agreement executed by Buyer related to the Property (including all terms and provisions of this Agreement, including the Purchase Price, all information obtained with respect to the tenants and other occupants of the Property, and all information obtained in connection with any inspections) until such time as the Closing is completed. Buyer agrees to instruct its agents, employees, advisers and consultants to comply with the provisions of this Section
13.11 and any confidentiality agreement executed in connection with the Property. Notwithstanding the foregoing, Buyer may disclose information obtained with respect to the Property prior to the

Closing to its directors, bankers, advisors, attorneys, accountants and agents so long as such parties agree in writing for Seller's benefit to keep the information confidential until such time as the Closing is completed. In addition, Buyer may disclose information prior to the Closing as may be required by law. If the purchase and sale of the Property contemplated hereby is not completed for any reason, Buyer will, upon request, promptly return to Seller all instruments and materials or copies of instruments and materials delivered pursuant hereto and obtained by Buyer. The provisions of this Section 13.11 will survive any termination of this Agreement.

            13.12 RECOURSE LIMITED; SURVIVAL. (a) Notwithstanding anything to the contrary in this Agreement, neither any present or future constituent partner in Seller nor any shareholder, officer, director, employee or agent of any corporation that is a constituent partner in Seller will be personally liable, directly or indirectly, under or in connection with this Agreement, or any document, instrument or certificate securing or otherwise executed in connection with this Agreement, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter, or in respect of any matter, condition, injury or loss related to this Agreement or the Property; and Buyer and each of its successors and assignees waives any such personal liability. For purposes of this Agreement, and any such instruments and certificates, and any such amendments or modifications thereto, neither the negative capital account of any constituent partner in Seller, nor any obligation of any constituent partner in Seller to restore a negative capital account or to contribute capital to Seller or to any other constituent partner in Seller, will at any time be deemed to be the property or any asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assignees will have any right to collect enforce or proceed against or with respect to any such negative capital account or a Constituent Partner's obligation to restore or contribute). As used in this Section 13.12, a "constituent partner" in Seller means any direct partner in Seller and any person that is a partner in any partnership that, directly or indirectly through one of more other partnerships, is a partner in Seller. Notwithstanding anything herein to the contrary, in no event shall this Section 13.12 be deemed to be a limitation of Seller's liability under this Agreement.

            (b) The representations, warranties and covenants set forth in this Agreement (excluding the indemnity for which provision is made in Section 6.3 and the mutual indemnity for which provision is made in Section
12.3 hereof) will remain in effect for six (6) months after the Closing Date; and all claims made by Buyer against Seller after Closing related to or arising out of breach of a representation, warranty or covenant (excluding the mutual indemnity for which provision is made in Section 12.3 hereof) pursuant to this Agreement must be delivered to Seller in writing not later than the sixth (6th) month anniversary of the Closing Date, and Buyer's recovery(ies) with respect thereto will in no event exceed $750,000.00 in the aggregate. Seller's representations, warranties and covenants set forth in this Agreement will be inapplicable and ineffective to the extent that Buyer has knowledge of facts or information contrary to such representations, warrants or covenants as of the Closing Date.

            13.13 BUSINESS DAY. If any date herein set forth for the performance of any obligations by Seller or for the delivery of any instrument or notice as herein provided should be on a day other than a Business Day, the compliance with such obligations or delivery will be deemed acceptable on the next occurring Business Day.

            13.14 RECORDATION. Buyer agrees that disclosure of this Agreement would be materially detrimental to Seller and hamper its future negotiations with third parties and, therefore it is agreed that no disclosure will be made by Buyer without the written approval of Seller and that this Agreement will not be recorded in any public records, and that such disclosure or recording would constitute a default by Buyer subject to
Section 11.1 hereof.

            13.15 JURY WAIVER. IN ANY CIVIL ACTION, COUNTERCLAIM OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS AGREEMENT, AND ANY AND ALL TRANSACTIONS CONTEMPLATED HEREUNDER, THE PERFORMANCE HEREOF, OR THE RELATIONSHIP CREATED HEREBY, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, TRIAL WILL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION.

            13.16 ANNOUNCEMENTS. Seller and Buyer will consult with each other with regard to all press releases and other announcements issued at or prior to the Closing concerning this Agreement or the transactions contemplated hereby, and except as may be required by applicable laws or the applicable rules and regulations or any governmental agency or stock exchange, neither Seller nor Buyer will issue any such press release or other such publicity prior to the Closing Date without the prior written consent of the other party.

            13.17 RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.
Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit.

            13.18 CO-OBLIGOR. Arvida is not the owner of the Property but is the parent company of Retail, Office and Hotel and will derive a substantial benefit from the sale of the Property. Accordingly, Arvida is executing this Agreement for the purpose of becoming obligated with such entities to perform Seller's obligations hereunder.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date(s) hereinafter set forth.

WITNESSED BY:           CENTER RETAIL PARTNERS, a Florida general
                        partnership:
--------------------
                        By:   Arvida/JMB Managers, Inc., a Florida
                              corporation, its General Partner
Name:
      --------------
                              By:
                                    -------------------------------
--------------------          Name:
                                    -------------------------------
Name:                         Title:
      ---------------               -------------------------------


WITNESSED BY:                 CENTER HOTEL LIMITED PARTNERSHIP, a
                              Delaware limited partnership:
---------------------
                              By:   JMB/PCH Corporation, an Illinois
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      -------------------------
                                    Name:
Name:                                     -------------------------
      --------------                Title:
                                          -------------------------
                                    Date:
                                          -------------------------


WITNESSED BY:                 CENTER OFFICE PARTNERS, a Florida general
                              partnership:
---------------------
                              By:   Arvida/JMB Managers, Inc., a Delaware
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      -------------------------
                                    Name:
Name:                                     -------------------------
      --------------                Title:
                                          -------------------------
                                    Date:
                                          -------------------------

WITNESSED BY:                 ARVIDA/JMB PARTNERS, L.P., a Delaware
                              limited partnership:
---------------------
                              By:   Arvida/JMB Managers, Inc., a Delaware
Name:                               corporation
      --------------
                                    By:
--------------------                      -------------------------
                                    Name:
Name:                                     -------------------------
      --------------                Title:
                                          -------------------------
                                    Date:
                                          -------------------------


WITNESSED BY:                 BUYER:

---------------------

Name:
      --------------
                                    By:
--------------------                      -------------------------
                                    Name:
Name:                                     -------------------------
      --------------                Title:
                                          -------------------------
                                    Date:
                                          -------------------------

      Escrow Agent hereby agrees to hold and disburse the Deposits in accordance with and subject to the provisions of the foregoing Agreement for Sale and Purchase of Real Property.

                                    WHITE & CASE:

                                    By:
                                                ------------------------
                                    Name:
                                                ------------------------
                                    Title:      Partner
                                    Date:       ______________, 1997

                                                            SCHEDULE S-1(l)


                                 CONTRACTS
                                 ---------

                                                           SCHEDULE S-1(ii)


                                  PERMITS
                                  -------

                                                             SCHEDULE S-4.2


                             REQUIRED CONSENTS
                             -----------------


1.    The Hotel License Agreement.

                                                             SCHEDULE S-4.4


                           HAZARDOUS SUBSTANCES
                           --------------------

                                   NONE.

                                                             SCHEDULE S-4.5


                                  LEASES
                                  ------

                                                             SCHEDULE S-4.6


                                LITIGATION
                                ----------

                                                             SCHEDULE S-4.8


                      ACCRUED HOTEL EMPLOYEE BENEFITS
                      -------------------------------

                                                              FORM F-9.3(a)

FOLIO NUMBER:  ____________


                           SPECIAL WARRANTY DEED
                           ---------------------

     THIS SPECIAL WARRANTY DEED is made this ______ day of ____________, 1997, by CENTER RETAIL PARTNERS, a Florida general partnership ("Retail"), CENTER OFFICE PARTNERS, a Florida general partnership ("Office") and CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership ("Hotel", and collectively with Retail and Office, the "Grantor"), whose address is ___________________ ___________________ to _______________________________,
a ___________________________ (the "Grantee"), whose address is
_____________________________.


                           W I T N E S S E T H:
                           -------------------

            THAT GRANTOR, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, transfer and deliver to Grantee, its successors and assigns forever, the real property (the "Property") described in Exhibit A attached hereto.

            TOGETHER, with all the tenements, hereditaments and appurtenances thereto belonging or in anyway appertaining.

            TO HAVE AND TO HOLD, the same in fee simple forever.

            AND GRANTOR hereby specially warrants the title to the Property, and will defend the same against the lawful claims of all persons whomsoever claiming by, through or under Grantor, but none others.

            IN WITNESS WHEREOF, GRANTOR has caused this Special Warranty Deed to be executed as of the date first above written.


WITNESSED BY:                 CENTER RETAIL PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Florida
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

WITNESSED BY:                 CENTER RETAIL PARTNERS, a
                              Delaware limited partnership:

--------------------          By:   JMB/PCH Corporation, an Illinois
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------


WITNESSED BY:                 CENTER OFFICE PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Delaware
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

WITNESSED BY:                 CENTER HOTEL PARTNERSHIP, a
                              Delaware limited partnership:

--------------------          By:   JMB/PCH Corporation, an Illinois
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------


WITNESSED BY:                 CENTER HOTEL PARTNERSHIP, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, a Delaware
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

STATE OF ___________          )
                              )  SS:
COUNTY OF ___________         )

            The foregoing instrument was acknowledged before me this _____ day of ______, 1997, by ________________, as ______________ of Arvida/JMB
Managers, Inc., a Florida corporation, General Partner of CENTER RETAIL PARTNERS, a Florida general partnership, on behalf of the partnership, who is personally known to me or who has produced a driver's license as identification.

                              __________________________________
                              Name:
                              Notary Public, State of ________________
                              My commission expires:

STATE OF ___________          )
                              )  SS:
COUNTY OF ___________         )

            The foregoing instrument was acknowledged before me this _____ day of ______, 1997, by _________________, as ______________ of JMB/PCH
Corporation, an Illinois corporation, General Partner of CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of the partnership, who is personally known to me or who has produced a driver's license as identification.

                              __________________________________
                              Name:
                              Notary Public, State of ________________
                              My commission expires:



STATE OF ___________          )
                              )  SS:
COUNTY OF ___________         )

            The foregoing instrument was acknowledged before me this _____ day of ______, 1997, by ______________, as _______________ of Arvida/JMB
Managers, Inc., a Delaware corporation, General Partner of CENTER OFFICE PARTNERS, a Florida general partnership, on behalf of the partnership, who is personally known to me or who has produced a driver's license as identification.

                              __________________________________
                              Name:
                              Notary Public, State of ________________
                              My commission expires:

                                                              FORM F-9.3(g)


            ASSIGNMENT AND ASSUMPTION OF PERMITS AND CONTRACTS
            --------------------------------------------------

            THIS ASSIGNMENT AND ASSUMPTION OF PERMITS AND CONTRACTS (this "Assignment") is made and entered into as of this ____ day of _______________, 1997, by and between CENTER RETAIL PARTNERS, a Florida general partnership ("Retail"), CENTER OFFICE PARTNERS, a Florida general partnership ("Office") and CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership ("Hotel", and collectively with Retail and Office, the "Assignor"), and ____________________________________, a _________________
("Assignee").


                           W I T N E S S E T H:

            WHEREAS, Assignor and Assignee entered into that certain Agreement for Sale and Purchase (the "Agreement") dated
___________________, for the sale and purchase of real property more particularly described in Exhibit A attached hereto (the "Property"); and

            WHEREAS, in accordance with the terms of the Agreement, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in, and Assignee desires to assume all duties and obligations of Assignor with respect to, the Permits and Contracts listed on Exhibit B attached hereto.

            NOW, THEREFORE, in accordance with the Agreement and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties do hereby agree as follows:

            1. ASSIGNMENT: Assignor does hereby assign, transfer, set over and deliver unto Assignee all of the Assignor's right, title and interest in and to the Permits and Contracts.

            2. ASSUMPTION: Assignee hereby accepts the foregoing assignment and hereby assumes all duties and obligations under the same arising on or after the date hereof.

            3. ASSIGNOR INDEMNIFICATION: Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any loss, cost, damage, or expense arising from or in connection with any liability or obligation related to the Permits and Contracts arising by virtue of acts or omissions by Assignor which have accrued or occurred prior to the date hereof.

            4. ASSIGNEE INDEMNIFICATION: Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any loss, cost, damage, or expense arising from or in connection with any liability or obligation related to the Permits and Contracts arising by virtue of acts or omissions by Assignee which accrue or occur on or after the date hereof.

            5. PARTIES BOUND: This Assignment shall be binding upon, and inure to the benefit of, the parties to this Assignment and their respective heirs, legal representatives, successors and assigns.

            6. COUNTERPARTS: This Assignment may be executed in one or more counterparts and shall become effective when one or more counterparts have been signed by all of the parties. Each counterpart shall be deemed an original but all counterparts shall constitute a single instrument.

            7. LITIGATION: If the event of litigation between the parties concerning the rights and obligations pursuant to this Assignment, the prevailing party will be entitled to reimbursement of its costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with the prosecution or defense of such action, including those incurred in any appellate proceedings, and whether or not the action is prosecuted to a final judgment.

            8. SEVERABILITY: If any of the provisions, terms or conditions of this Assignment are held to be invalid or unenforceable, the remaining provisions, terms and conditions that can be given effect without the invalid or unenforceable part of the Assignment shall remain in full force and effect.

      IN WITNESS WHEREOF, this Assignment has been signed, sealed and delivered by the parties as of the date first above written.


WITNESSED BY:                 CENTER RETAIL PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Florida
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 CENTER HOTEL LIMITED PARTNERSHIP, a
                              Delaware limited partnership:

--------------------          By:   JMB/PCH Corporation, an Illinois
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

WITNESSED BY:                 CENTER OFFICE PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Delaware
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 ASSIGNEE:

--------------------          By:
Name:
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

                                                              FORM F-9.3(h)


                               BILL OF SALE
                               ------------

            Made and entered into as of this ____ day of _______________, 1997, by and between CENTER RETAIL PARTNERS, a Florida general partnership ("Retail"), CENTER OFFICE PARTNERS, a Florida general partnership
("Office") and CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership ("Hotel", and collectively with Retail and Office, the "Seller"), and _____________________________, a _______________________
("Buyer").


                           W I T N E S S E T H:

            WHEREAS, Seller and Buyer entered into that certain Agreement for Sale and Purchase (the "Agreement") dated ________________________, for the sale and purchase of real property more particularly described in Exhibit A attached hereto (the "Property"); and

            WHEREAS, in accordance with the terms of the Agreement, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in, and Assignee desires to assume all duties and obligations of Assignor with respect to, all items of personalty (collectively, the "Personalty") situated at or on the Property (listed in Exhibit B attached hereto), excluding any personal property owned or leased by tenants of the Property.

            NOW, THEREFORE, in accordance with the Agreement and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties do hereby agree as follows:

            1. Seller does hereby grant, bargain, transfer, set over and deliver unto Buyer all of Seller's right, title and interest in and to the Personalty.

            2. The Buyer hereby acknowledges and agrees that it is purchasing the Personalty in "as is" condition.

            3. This Bill of Sale shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

            IN WITNESS WHEREOF, this Bill of Sale has been signed, sealed and delivered by the parties as of the date first above written.


WITNESSED BY:                 CENTER RETAIL PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Florida
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 CENTER HOTEL LIMITED PARTNERSHIP, a
                              Delaware limited partnership:

--------------------          By:   JMB/PCH Corporation, an Illinois
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 CENTER OFFICE PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Delaware
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 ASSIGNEE:

--------------------          By:
Name:
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

                                                              FORM F-9.3(i)

                        TENANT ESTOPPEL CERTIFICATE
                        ---------------------------

DATE:       ______________, 1997

TO:         ______________________, a __________________________ ("Buyer")

RE:         Lease (the "Lease") dated _____________________________ by and between __________________ as landlord (the "Landlord") and ___________________ as tenant (the "Tenant"), with respect to _______________________________
            (the "Leased Premises")

Gentlemen:

      As Tenant under the Lease, the undersigned hereby acknowledges for the benefit of Buyer, which is about to purchase the Leased Premises, and the lender, if any, the truth and accuracy of the following statements pertaining to said Lease:

      1.    Date of Lease:

      2. Description of Any and All Amendments, Modification or Assignments of the Lease:

      3.    Term of Lease / Date of Expiration:

      4.    Current Monthly Rent / Common Area Maintenance / Other Charges:

      5.    Security Deposit:

      6.    Guarantor(s), if any:

      7.    The Lease is in full force and effect.

      8. The Tenant is in exclusive possession of the Leased Premises under the terms of the Lease.

      9. All rent, charges or other payments due the Landlord under the Lease have been paid through ________________, 1997. Rent has not been paid more than one (1) month in advance.

      10. There are not any uncured defaults on the part of Landlord or Tenant under the Lease and, to the best of Tenant's knowledge and belief, no event has occurred which, with notice and/or lapse of time, would cause such a default to occur by either Landlord or Tenant.

      11. All tenant improvements to be constructed by Landlord under the Lease have been fully completed and accepted by Tenant.

      12. The Tenant does not have any outstanding option to renew the Lease, option to expand the Leased Premises or option to purchase any part of the Leased Premises other than as follows:

      13. The Lease, together with any modifications listed in item 2 hereof, sets forth the entire agreement between the Landlord and the Tenant. There are no other documents or agreements affecting the rights of the parties except as follows:

      14. This certification shall be binding upon Tenant, its successors and assigns, and shall inure to the benefit of Buyer, their respective successors and assigns, and all parties claiming through or under such persons.

                        TENANT:

                        ---------------------------------
                        By:
                              ---------------------------
                        Name:
                              ---------------------------
                        Title:
                              ---------------------------


STATE OF ____________         )
                              ):ss:
COUNTY OF _____________       )

      The foregoing instrument was acknowledged before me this ___ day of _________, 1997, by _____________________, as _______________ of
________________________, a ______ ________________, on behalf of the
________________, who is personally known to me or has produced a driver's license as identification.

                                    __________________________________
                                    Name:
                                    Notary Public, State of _______________
                                    My commission expires:

                                                              FORM F-9.3(j)


                    ASSIGNMENT AND ASSUMPTION OF LEASES
                    -----------------------------------

            THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") is made and entered into as of this ____ day of _______________, 1997, by and between CENTER RETAIL PARTNERS, a Florida general partnership ("Retail"), CENTER OFFICE PARTNERS, a Florida general partnership ("Office") and CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership ("Hotel", and collectively with Retail and Office, the "Assignor"), and ___________________________, a ____________________________ ("Assignee").


                           W I T N E S S E T H:

            WHEREAS, Assignor and Assignee entered into that certain Agreement for Sale and Purchase (the "Agreement") dated
___________________, for the sale and purchase of real property more particularly described in Exhibit A attached hereto (the "Property");

            WHEREAS, in accordance with the terms of the Agreement, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in, and Assignee desires to assume certain duties and obligations of Assignor with respect to, the Leases (as defined in the Agreement and listed on Exhibit B attached hereto).

            NOW, THEREFORE, in accordance with the Agreement and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties do hereby agree as follows:

            1. ASSIGNMENT: Assignor does hereby assign, transfer, set over and deliver unto Assignee all of the Assignor's right, title and interest in and to the Leases.

            2. ASSUMPTION: Assignee hereby accepts the foregoing assignment and hereby assumes all duties and obligations under the same arising on or after the date hereof.

            3. ASSIGNOR INDEMNIFICATION: Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any loss, cost, damage, or expense arising from or in connection with any liability or obligation related to the Leases arising by virtue of acts or omissions by Assignor which have accrued or occurred prior to the date hereof.

            4. ASSIGNEE INDEMNIFICATION: Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any loss, cost, damage, or expense arising from or in connection with any liability or obligation related to the Leases arising by virtue of acts or omissions by Assignee which accrue or occur on or after the date hereof.

            5. PARTIES BOUND: This Assignment shall be binding upon, and inure to the benefit of, the parties to this Assignment and their respective heirs, legal representatives, successors and assigns.

            6. COUNTERPARTS: This Assignment may be executed in one or more counterparts and shall become effective when one or more counterparts have been signed by all of the parties. Each counterpart shall be deemed an original but all counterparts shall constitute a single instrument.

            7. LITIGATION: If the event of litigation between the parties concerning the rights and obligations pursuant to this Assignment, the prevailing party will be entitled to reimbursement of its costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with the prosecution or defense of such action, including those incurred in any appellate proceedings, and whether or not the action is prosecuted to a final judgment.

            8. SEVERABILITY: If any of the provisions, terms or conditions of this Assignment are held to be invalid or unenforceable, the remaining provisions, terms and conditions that can be given effect without the invalid or unenforceable part of the Assignment shall remain in full force and effect.

            IN WITNESS WHEREOF, this Assignment has been signed, sealed and delivered by the parties as of the date first above written.


WITNESSED BY:                 CENTER RETAIL PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Florida
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 CENTER HOTEL LIMITED PARTNERSHIP, a
                              Delaware limited partnership:

--------------------          By:   JMB/PCH Corporation, an Illinois
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

WITNESSED BY:                 CENTER OFFICE PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Delaware
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 ASSIGNEE:

--------------------          By:
Name:
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

                                                              FORM F-9.3(k)


           ASSIGNMENT AND ASSUMPTION OF HOTEL LICENSE AGREEMENT
           ----------------------------------------------------

            THIS ASSIGNMENT AND ASSUMPTION OF HOTEL LICENSE AGREEMENT (this "Assignment") is made and entered into as of this ____ day of _______________, 1997, by and between CENTER RETAIL PARTNERS, a Florida general partnership ("Retail"), CENTER OFFICE PARTNERS, a Florida general partnership ("Office") and CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership ("Hotel", and collectively with Retail and Office, the "Assignor"), and ____________________, a ____________________ ("Assignee").


                           W I T N E S S E T H:
                           -------------------

            WHEREAS, Assignor and Assignee entered into that certain Agreement for Sale and Purchase (the "Agreement") dated
___________________, for the sale and purchase of real property more particularly described in Exhibit A attached hereto (the "Property"); and

            WHEREAS, Assignor and Carlton Hospitality Group, Inc. entered into that certain Hotel License Agreement dated April 8, 1985 (the "Hotel License Agreement"); and

            WHEREAS, in accordance with the terms of the Agreement, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in, and Assignee desires to assume certain duties and obligations of Assignor with respect to, the Hotel License Agreement (a copy of which is attached hereto as Exhibit B).

            NOW, THEREFORE, in accordance with the Agreement and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties do hereby agree as follows:

            1. ASSIGNMENT: Assignor does hereby assign, transfer, set over and deliver unto Assignee all of the Assignor's right, title and interest in and to the Hotel License Agreement.

            2. ASSUMPTION: Assignee hereby accepts the foregoing assignment and hereby assumes all duties and obligations under the same arising on or after the date hereof.

            3. ASSIGNOR INDEMNIFICATION: Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any loss, cost, damage, or expense arising from or in connection with any liability or obligation related to the Hotel License Agreement arising by virtue of acts or omissions by Assignor which have accrued or occurred prior to the date hereof.

            4. ASSIGNEE INDEMNIFICATION: Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any loss, cost, damage, or expense arising from or in connection with any liability or obligation related to the Hotel License Agreement arising by virtue of acts or omissions by Assignee which accrue or occur on or after the date hereof.

            5. PARTIES BOUND: This Assignment shall be binding upon, and inure to the benefit of, the parties to this Assignment and their respective heirs, legal representatives, successors and assigns.

            6. COUNTERPARTS: This Assignment may be executed in one or more counterparts and shall become effective when one or more counterparts have been signed by all of the parties. Each counterpart shall be deemed an original but all counterparts shall constitute a single instrument.

            7. LITIGATION: If the event of litigation between the parties concerning the rights and obligations pursuant to this Assignment, the prevailing party will be entitled to reimbursement of its costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with the prosecution or defense of such action, including those incurred in any appellate proceedings, and whether or not the action is prosecuted to a final judgment.

            8. SEVERABILITY: If any of the provisions, terms or conditions of this Assignment are held to be invalid or unenforceable, the remaining provisions, terms and conditions that can be given effect without the invalid or unenforceable part of the Assignment shall remain in full force and effect.

            IN WITNESS WHEREOF, this Assignment has been signed, sealed and delivered by the parties as of the date first above written.


WITNESSED BY:                 CENTER RETAIL PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Florida
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 CENTER HOTEL LIMITED PARTNERSHIP, a
                              Delaware limited partnership:

--------------------          By:   JMB/PCH Corporation, an Illinois
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

WITNESSED BY:                 CENTER OFFICE PARTNERS, a Florida general
                              partnership:

--------------------          By:   Arvida/JMB Managers, Inc., a Delaware
Name:                               corporation, its General Partner
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------



WITNESSED BY:                 ASSIGNEE:

--------------------          By:
Name:
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------


      Pursuant to Section 11 of the Hotel License Agreement, the undersigned, CARLSON HOSPITALITY GROUP, INC., as Licensor, does hereby consent to the foregoing Assignment.


WITNESSED BY:                 LICENSOR:

--------------------          By:   CARLSON HOSPITALITY GROUP, INC.
Name:
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

                                                              FORM F-9.3(m)


           ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER DECLARATION
           -----------------------------------------------------

            THIS ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER DECLARATION (this "Assignment") is made and entered into as of this ____ day of _______________, 1997, by and between ARVIDA/JMB PARTNERS, a Florida general partnership (the "Assignor"), and _____________________________, a
___________________ ("Assignee").


                           W I T N E S S E T H:

            WHEREAS, Assignor executed that certain Parkway Center Declaration of Covenants, Restrictions and Reciprocal Easements, dated April 6th, 1988, and recorded in Official Records Book 5653, Page 766 of the Public Records of Palm Beach County, Florida (the "Declaration"); and

            WHEREAS, Assignee and Center Retail Partners, a Florida general partnership, Center Office Partners, a Florida general partnership and Center Hotel Limited Partnership, a Delaware limited partnership (collectively, the "Seller") entered into that certain Agreement for Sale and Purchase (the "Agreement") dated ___________________, for the sale and purchase of real property more particularly described in Exhibit A attached hereto (the "Property"); and

            WHEREAS, pursuant to Section 10.3 of the Declaration, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's rights, benefits, privileges, duties and obligations under the Declaration.

            NOW, THEREFORE, in accordance with the Agreement and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties do hereby agree as follows:

            1. ASSIGNMENT: Pursuant to Section 10.3 of the Declaration, Assignor does hereby assign, transfer, set over and deliver unto Assignee all of the Assignor's rights, benefits, privileges and obligations under the Declaration.

            2. ASSUMPTION: Assignee hereby accepts the foregoing assignment and hereby assumes all duties and obligations under the same arising on or after the date hereof.

            3. ASSIGNOR INDEMNIFICATION: Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any loss, cost, damage, or expense arising from or in connection with any liability or obligation related to the Declaration arising by virtue of acts or omissions by Assignor which have accrued or occurred prior to the date hereof.

            4. ASSIGNEE INDEMNIFICATION: Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any loss, cost, damage, or expense arising from or in connection with any liability or obligation related to the Declaration arising by virtue of acts or omissions by Assignee which accrue or occur on or after the date hereof.

            5. PARTIES BOUND: This Assignment shall be binding upon, and inure to the benefit of, the parties to this Assignment and their respective heirs, legal representatives, successors and assigns.

            6. COUNTERPARTS: This Assignment may be executed in one or more counterparts and shall become effective when one or more counterparts have been signed by all of the parties. Each counterpart shall be deemed an original but all counterparts shall constitute a single instrument.

            7. LITIGATION: If the event of litigation between the parties concerning the rights and obligations pursuant to this Assignment, the prevailing party will be entitled to reimbursement of its costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with the prosecution or defense of such action, including those incurred in any appellate proceedings, and whether or not the action is prosecuted to a final judgment.

            8. SEVERABILITY: If any of the provisions, terms or conditions of this Assignment are held to be invalid or unenforceable, the remaining provisions, terms and conditions that can be given effect without the invalid or unenforceable part of the Assignment shall remain in full force and effect.

      IN WITNESS WHEREOF, this Assignment has been signed, sealed and delivered by the parties as of the date first above written.


WITNESSED BY:                 ARVIDA/JMB PARTNERS, a Florida general
                              partnership:

--------------------          By:
Name:                               ------------------------------------
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

WITNESSED BY:                 ASSIGNEE:


--------------------          By:
Name:                               ------------------------------------
      --------------
                                    By:
--------------------                      ------------------------------
Name:                               Name:
      --------------                      ------------------------------
                                    Title:
                                          ------------------------------

                                                              FORM F-9.3(n)


                           ESTOPPEL CERTIFICATE
                           --------------------


DATE: ___________, 1997


TO:   _______________________________


RE:   Parkway Center (the "Property")
      -------------------------------


Gentlemen:

            The PARKWAY CENTER PROPERTY OWNERS ASSOCIATION (the "Association"), as the administrator under that certain Parkway Center Declaration of Covenants, Restrictions and Reciprocal Easements, dated April 6th, 1988, and recorded in Official Records Book 5653, Page 766 of the Public Records of Palm Beach County, Florida (the "Declaration") hereby certifies to and for the benefit of ______________________, a ____________________, the future owner of the Property, the truth and accuracy of the following statements pertaining to said Declaration:

            1. To the best of the Association's knowledge, the Property is not, as of the date of this Certificate, in default of any of the requirements contained in, or subject to any liens imposed pursuant to, the Declaration.

            2. All assessments, regular and special, due on the Property have been paid through _________________________________.

            3. There are no unpaid assessments, regular or special, due on the Property and no other amounts assessed, due or owing, pursuant to the Declaration.

                        PARKWAY CENTER PROPERTY OWNERS
                        ASSOCIATION


                        By:
                              ------------------------------
                        Name:
                              ------------------------------
                        Title:
                              ------------------------------